                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 14, 1999

                              HYPERCOM CORPORATION

             (Exact name of registrant as specified in its charter)

           DELAWARE                                1-13521                          86-0828608
           --------                                -------                          ----------
(State or other jurisdiction                      (Commission              (IRS Employer Identification
      of incorporation)                          File Number)                          No.)

               2851 WEST KATHLEEN ROAD, PHOENIX, ARIZONA       85053
               (Address of principal executive offices)     (Zip code)

Registrant's telephone number, including area code   (602) 504-5000

                                 Not applicable.

         (Former name or former address, if changed since last report.)

ITEM 5.    OTHER EVENTS

         On December 15, 1999, Hypercom Corporation (the "Company") announced that it had entered into an Agreement of Purchase and Sale of Assets dated as of December 14, 1999 (the "Purchase Agreement"), by and among the Company, Hypercom Financial, Inc., a wholly-owned subsidiary of the Company, Golden Eagle LLC ("Golden Eagle"), Golden Corporation, Leonard E. Friedlander, and Lawrence T. Lawler, Jr., which sets forth the terms and conditions of the proposed acquisition by Hypercom Financial, Inc. of substantially all of the assets and business and the assumption of certain liabilities of Golden Eagle.

         A copy of the press release announcing the signing of the Purchase Agreement is filed herewith as Exhibit 99.1 and is hereby incorporated by reference into this Item 5.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c)      Exhibits

         Exhibit Number                        Description
         --------------                        -----------
         99.1                         Press Release dated December 15, 1999

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        HYPERCOM CORPORATION

Date: December 17, 1999                 /s/ Jonathon Killmer
                                        ----------------------------------------
                                        Jonathon Killmer
                                        Chief Financial Officer and
                                        Chief Administrative Officer

                                 Exhibit Index


         Exhibit Number                        Description
         --------------                        -----------
         99.1                         Press Release dated December 15, 1999